Land Lease Obligations	12 Months Ended
Dec. 31, 2011
Leases [Abstract]
Leases of Lessee Disclosure [Text Block]
15.	Land Lease Obligations

The Company has entered into certain land lease agreements for four of its properties. Rent expense was $721,300, $476,531 and $387,300 for the years ending December 31, 2011, 2010 and 2009, respectively. As of December 31, 2011, future annual lease commitments under these agreements are as follows:

For the Year Ending December 31,
2012	$712,300
2013	712,300
2014	712,300
2015	712,300
2016	712,300
Thereafter	14,508,521

Total	$18,070,021

The Company leases its executive offices from a limited liability company controlled by its Chief Executive Officer’s children. Under the terms of the lease, which expires on December 31, 2014, the Company is required to pay an annual rental of $90,000 and is responsible for the payment of real estate taxes, insurance and maintenance expenses relating to the building.